UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 8, 2016

FRED'S, INC.
(Exact Name of Registrant as Specified in Charter)

Commission File Number 001-14565

Tennessee (State or Other Jurisdiction of Incorporation)	62-0634010 (I.R.S. Employer Identification No.)

4300 New Getwell Road, Memphis, Tennessee  38118
(Address of principal executive offices)

(901) 365-8880
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On May 16, 2016, Fred’s Inc. (the “Company”) filed a definitive proxy statement (the “Proxy Statement.”) with the Securities and Exchange Commission, which was recently distributed in connection with the Company’s Annual Meeting of Stockholders scheduled for June 15, 2016.  As part of that Proxy Statement, the Company inadvertently omitted a previously adopted and approved amendment (the “Amendment”) to the Fred’s, Inc. 2012 Long-Term Incentive Plan (the “Plan”), which Plan was attached as Appendix A to the Proxy Statement.  This Amendment was adopted by the Board of Directors on July 13, 2012 and filed with the Securities and Exchange Commission on that date.    The Amendment is a part of, and should be read together with, the Plan.  A copy of the Amendment is attached hereto.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

	99.1	Amendment No. 1 to the Fred’s, Inc. 2012 Long-Term Incentive Plan dated July 13, 2012 .

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRED'S, INC.
(Registrant)

Date: June 8, 2016	By: /s/	Rick Hans
Rick Hans
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit(s)

99.1	Amendment No. 1 to the Fred’s, Inc. 2012 Long-Term Incentive Plan dated July 13, 2012.